                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT'





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  April 2, 2004


                         TOYOTA MOTOR CREDIT CORPORATION

             (Exact name of registrant as specified in its charter)



CALIFORNIA                         1-9961                   95-3775816

(State or Other           (Commission File Number)          (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90501

               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (310) 468-1310

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.       Description
-----------       -----------

1.1               Distribution Agreement, dated April 2, 2004, among Toyota Motor Credit Corporation, Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse First
                  Boston LLC, J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated.

4.2(a)            Form of Fixed Rate Global Medium-Term Note.

4.2(b)            Form of Floating Rate Global Medium-Term Note.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             TOYOTA MOTOR CREDIT CORPORATION
                                      (Registrant)


Date: April 2, 2004          By:  /s/ George E. Borst
                                 --------------------------------------
                                     George E. Borst
                                     President and Chief Executive Officer